Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Harrell Hospitality Group, Inc. (n/k/a NorAm Capital Holdings, Inc.), (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Quarterly Report on Form 10-QSB for the quarter ended December 31, 2006 (the “Form 10-QSB”) of the Company fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Form 10-QSB.

February 26, 2007

/s/ Anthony J. Renteria

Anthony J. Renteria

President and Chief Executive Officer

February 26, 2007

/s/ Daniel M. Cofall

Daniel M. Cofall

Principal Financial Officer and Director